                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE:                             CONTACT: Robert K. Chapman
October 24, 2008                                            United Bancorp, Inc.
                                                            734-214-3801

                  UNITED BANCORP, INC. ANNOUNCES THIRD QUARTER
                         AND YEAR TO DATE 2008 EARNINGS

TECUMSEH, MI - United Bancorp, Inc. (UBMI), reported net income of $396,000 or $.08 per share for the quarter ended September 30, 2008, compared to $2,338,000 or $.45 per share for the same quarter of 2007. Earnings for the first nine months of 2008 were $3,980,000, or $.78 per share, compared to $6,331,000, or $1.20 per share for the same period of 2007.

Third quarter 2008 results of operations for the Company includes an additional provision for loan losses in its portfolio of residential construction and development loans. The Company's provision for loan losses for the third quarter of $3.3 million is $1.65 million higher than the amount recorded by the Company in the second quarter of 2008. While current economic conditions have disproportionately impacted the residential real estate construction and development sector of the economy, the Company's loans to residential real estate developers make up only 11% of its loan portfolio. At September 30, 2008, the Company's allowance for loan loss was 2.10% of total loans, up from 1.96% at June 30, 2008, while the Company's ratio of total nonperforming loans to total loans decreased from 2.65% at June 30, 2008 to 2.45% at September 30.

Robert K. Chapman, President and Chief Executive Officer of the Company, noted "United does not have any exposure to sub-prime mortgage loans, Fannie Mae and Freddie Mac equity securities, or non-agency mortgage-backed securities that have been the topic of much recent public discussion." He also indicated that the Company's core business remains strong and growing, and includes a diversity of sources of noninterest income that provide approximately one-third of total revenue.

Total consolidated assets of the Company reached $815.3 million at September 30, 2008. During the third quarter, gross portfolio loan balances increased by $21.0 million, while deposits grew by $17.5 million. The Company and its subsidiary banks continue to be "well-capitalized" under regulatory capital requirements.

About United Bancorp, Inc.

United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust - Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company's market area. For more information, visit the company's website at www.ubat.com.

               UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOLLOW.

Forward-Looking Statements

This report contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services


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industry, the economy, and United Bancorp, Inc. Forward-looking statements are identifiable by words or phrases such as that an event or trend "will" occur or "continue" or that United Bancorp, Inc. or its management "believes" that a particular result or event will occur, and variations of such words and similar expressions. Management's determination of the provision and allowance for loan losses involves judgments that are inherently forward-looking. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. United Bancorp, Inc. undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Risk factors include, but are not limited to, the risk factors described in "Item 1A - Risk Factors" of United Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2007; the timing and level of asset growth; changes in banking laws and regulations; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances and issues; governmental and regulatory policy changes; opportunities for acquisitions and the effective completion of acquisitions and integration of acquired entities; the possibility that anticipated cost savings and revenue enhancements from acquisitions, restructurings, reorganizations and bank consolidations may not be realized at amounts projected, at all or within expected time frames; the local and global effects of the ongoing war on terrorism and other military actions, including actions in Iraq; and current uncertainties and fluctuations in the financial markets and stocks of financial services providers due to concerns about credit availability and concerns about the Michigan economy in particular. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

                                       ###


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                      UNITED BANCORP, INC. AND SUBSIDIARIES
             COMPARATIVE CONSOLIDATED BALANCE SHEET DATA (UNAUDITED)
                   Dollars in thousands except per share data

                                           Sep. 30    June 30   Percent    Dec. 31   Percent    Sep. 30   Percent
                                            2008       2008      Change     2007      Change     2007      Change
                                          --------   --------   -------   --------   -------   --------   -------
PERIOD-END BALANCE SHEET
Assets
   Cash and due from banks                $ 16,856   $ 16,481      2.3%   $ 17,996     -6.3%   $ 14,729     14.4%
   Federal funds sold                           --      2,050   -100.0%     11,130   -100.0%         --      0.0%
                                          --------   --------             --------             --------
      Total cash and cash equivalents       16,856     18,531     -9.0%     29,126    -42.1%     14,729     14.4%
   Securities available for sale            78,013     83,204     -6.2%     85,898     -9.2%     87,691    -11.0%
   Loans held for sale                       7,107      5,249     35.4%      5,770     23.2%      3,885     82.9%
   Portfolio loans
      Personal                             110,136    102,186      7.8%     98,659     11.6%     98,331     12.0%
      Business                             475,648    464,658      2.4%    451,717      5.3%    455,613      4.4%
      Residential mortgage                  97,280     95,170      2.2%     94,154      3.3%     94,682      2.7%
                                          --------   --------             --------             --------
   Total loans                             683,064    662,014      3.2%    644,530      6.0%    648,626      5.3%
      Allowance for loan losses             14,335     13,008     10.2%     12,306     16.5%      7,714     85.8%
                                          --------   --------             --------             --------
   Net loans                               668,729    649,006      3.0%    632,224      5.8%    640,912      4.3%
   Premises and equipment, net              12,621     12,862     -1.9%     13,160     -4.1%     13,205     -4.4%
   Goodwill                                  3,469      3,469      0.0%      3,469      0.0%      3,469      0.0%
   Bank owned life insurance                12,319     12,194      1.0%     11,961      3.0%     11,840      4.0%
   Other assets                             16,233     14,407     12.7%     14,079     15.3%     12,566     29.2%
                                          --------   --------             --------             --------
Total Assets                              $815,347   $798,922      2.1%   $795,687      2.5%   $788,297      3.4%
                                          ========   ========             ========             ========
Liabilities
   Deposits
      Non-interest bearing                $ 88,212   $ 89,088     -1.0%   $ 77,878     13.3%   $ 78,333     12.6%
      Interest bearing                     598,341    579,966      3.2%    593,659      0.8%    580,327      3.1%
                                          --------   --------             --------             --------
   Total deposits                          686,553    669,054      2.6%    671,537      2.2%    658,660      4.2%
   Fed funds borrowed                           --         --      0.0%         --      0.0%      4,830      0.0%
   FHLB advances outstanding                51,951     51,462      1.0%     44,611     16.5%     44,625     16.4%
   Other liabilities                         4,077      4,954    -17.7%      6,572    -38.0%      4,648    -12.3%
                                          --------   --------             --------             --------
Total Liabilities                          742,581    725,470      2.4%    722,720      2.7%    712,763      4.2%
Shareholders' Equity                        72,766     73,452     -0.9%     72,967     -0.3%     75,534     -3.7%
                                          --------   --------             --------             --------
Total Liabilities and
   Shareholders' Equity                   $815,347   $798,922      2.1%   $795,687      2.5%   $788,297      3.4%
                                          ========   ========             ========             ========

                                                  Third Quarter                    Year to Date
                                         ------------------------------   ------------------------------
                                           2008       2007     % Change     2008       2007     % Change
                                         --------   --------   --------   --------   --------   --------
AVERAGE BALANCE DATA
   Total loans                           $673,548   $648,026       3.9%   $664,499   $628,274      5.8%
   Earning assets                         765,119    748,878       2.2%    766,044    721,683      6.1%
   Total assets                           801,175    784,135       2.2%    798,707    771,431      3.5%
   Deposits                               668,354    654,216       2.2%    666,411    641,352      3.9%
   Shareholders' Equity                    72,890     75,280      -3.2%     72,948     75,046     -2.8%
ASSET QUALITY
   Net charge offs                       $  1,973   $    464     325.2%   $  3,581   $  2,971     20.5%
   Non-accrual loans                       13,986      7,467      87.3%
   Non-performing loans                    16,717      8,999      85.8%
   Non-performing assets                   20,270     10,937      85.3%
   Nonperforming loans/total loans           2.45%      1.39%     76.4%
   Allowance for loan loss/total loans       2.10%      1.19%     76.5%
   Allowance/nonperforming loans             85.8%      85.7%      0.0%


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

                      UNITED BANCORP, INC. AND SUBSIDIARIES
   COMPARATIVE CONSOLIDATED INCOME STATEMENT AND PERFORMANCE DATA (UNAUDITED)
                   Dollars in thousands except per share data

                                                Three months ended Sep. 30      Nine months ended Sep. 30
                                               ----------------------------   -----------------------------
                                                 2008      2007    % Change     2008       2007    % Change
                                               -------   -------   --------   --------   -------   --------
CONSOLIDATED INCOME STATEMENT
   Interest Income
      Interest and fees on loans               $10,747   $12,313    -12.7%    $32,645    $35,319     -7.6%
      Interest on investment securities            868       997    -12.9%      2,755      3,082    -10.6%
      Interest on federal funds sold                 3        12    -75.0%        125        155    -19.4%
                                               -------   -------              -------    -------
         Total interest income                  11,618    13,322    -12.8%     35,525     38,556     -7.9%
   Interest Expense
      Interest on deposits                       3,477     5,149    -32.5%     11,367     14,514    -21.7%
      Interest on federal funds purchased           20        73    -72.6%         95        160    -40.6%
      Interest on FHLB advances                    583       520     12.1%      1,661      1,532      8.4%
                                               -------   -------              -------    -------
         Total interest expense                  4,080     5,742    -28.9%     13,123     16,206    -19.0%
                                               -------   -------              -------    -------
   Net Interest Income                           7,538     7,580     -0.6%     22,402     22,350      0.2%
   Provision for loan losses                     3,300       618    434.0%      5,610      2,836     97.8%
                                               -------   -------              -------    -------
   Net Interest Income After
      Provision for Loan Losses                  4,238     6,962    -39.1%     16,792     19,514    -13.9%
   Noninterest Income
      Service charges on deposit accounts          883       935     -5.6%      2,600      2,623     -0.9%
      Trust & Investment fee income              1,074     1,182     -9.1%      3,387      3,570     -5.1%
      Gains on securities transactions               2        --    100.0%        106          1    100.0%
      Income from loan sales and servicing         724       473     53.1%      2,140      1,242     72.3%
      ATM, debit and credit card fee income        579       545      6.2%      1,699      1,549      9.7%
      Income from bank-owned life insurance        124       119      4.2%        359        341      5.3%
      Other income                                 281       284     -1.1%        681        760    -10.4%
                                               -------   -------              -------    -------
         Total noninterest income                3,667     3,538      3.6%     10,972     10,086      8.8%
   Noninterest Expense
      Salaries and employee benefits             3,962     3,988     -0.7%     12,432     11,330      9.7%
      Occupancy and equipment expense            1,257     1,228      2.4%      3,716      3,646      1.9%
      External data processing                     435       431      0.9%      1,311      1,154     13.6%
      Advertising and marketing                    282       279      1.1%        972        942      3.2%
      Other expense                              1,687     1,341     25.8%      4,241      3,876      9.4%
                                               -------   -------              -------    -------
         Total noninterest expense               7,623     7,267      4.9%     22,672     20,948      8.2%
                                               -------   -------              -------    -------
   Income (Loss) Before Federal Income Tax         282     3,233    -91.3%      5,092      8,652    -41.1%
   Federal income tax                             (114)      895   -112.7%      1,112      2,321    -52.1%
                                               -------   -------              -------    -------
   Net Income                                  $   396   $ 2,338    -83.1%    $ 3,980    $ 6,331    -37.1%
                                               =======   =======              =======    =======
PERFORMANCE RATIOS
   Return on average assets                       0.20%     1.18%   -83.1%       0.66%      1.10%   -40.0%
   Return on average equity                       2.14%    12.32%   -82.6%       7.24%     11.28%   -35.8%
   Net interest margin (FTE)                      4.16%     4.21%    -1.2%       4.10%      4.23%    -3.1%
   Efficiency ratio                               66.5%     64.0%     4.0%       66.5%      63.0%     5.5%
STOCK PERFORMANCE
   Basic and diluted earnings per share        $  0.08   $  0.45    -82.5%    $  0.78    $  1.20    -35.1%
   Dividends per share                            0.20      0.20      0.0%       0.60       0.59      1.7%
   Dividend payout ratio                         256.4%     44.8%   471.8%       77.1%      49.2%    56.7%
   Book value per share                        $ 14.40   $ 14.71     -2.1%
   Market value per share                        10.00     20.75    -51.8%
   Period-end shares outstanding                 5,052     5,133     -1.6%
   Average shares outstanding                    5,053     5,180     -2.5%      5,071      5,219     -2.8%

   Per-share data is restated to reflect 100% stock dividend in 2007


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                      UNITED BANCORP, INC. AND SUBSIDIARIES
           TRENDS OF SELECTED CONSOLIDATED FINANCIAL DATA (UNAUDITED)
                   Dollars in thousands except per share data

                                                             2008                        2007
                                                ------------------------------   -------------------
                                                 3rd Qtr    2nd Qtr    1st Qtr    4th Qtr    3rd Qtr
                                                --------   --------   --------   --------   --------
BALANCE SHEET DATA
   Period-end:
      Total loans                               $683,064   $662,014   $654,965   $644,530   $648,626
      Allowance for loan losses                   14,335     13,008     12,047     12,306      7,714
      Earning assets                             768,184    752,517    751,774    747,328    740,202
      Total assets                               815,347    798,922    797,874    795,687    788,297
      Deposits                                   686,553    669,054    667,522    671,537    658,660
      Shareholders' Equity                        72,766     73,452     74,093     72,967     75,534
   Average:
      Total loans                               $673,548   $664,895   $654,940   $650,606   $648,026
      Earning assets                             765,119    765,808    768,288    758,261    748,878
      Total assets                               801,175    797,715    801,301    797,472    784,135
      Deposits                                   668,354    655,132    677,023    665,498    654,216
      Shareholders' Equity                        72,890     72,890     72,757     75,029     75,280
INCOME STATEMENT SUMMARY
   Net interest income                          $  7,538   $  7,387   $  7,478   $  7,411   $  7,580
   Provision for loan losses                       3,300      1,650        660      5,801        618
   Non-interest income                             3,667      3,766      3,538      3,567      3,538
   Non-interest expense                            7,623      7,248      7,802      6,613      7,267
   Federal income tax                               (114)       560        665       (686)       895
   Net income (loss)                            $    396   $  1,695   $  1,888   $   (750)  $  2,338
   Basic & diluted earnings (loss) per share    $   0.08   $   0.33   $   0.37   $  (0.15)  $   0.45
PERFORMANCE RATIOS AND LIQUIDITY
   Return on average assets                         0.20%      0.86%      0.94%     -0.37%      1.18%
   Return on average equity                         2.14%      9.29%     10.35%     -3.97%     12.32%
   Net interest margin (FTE)                        4.16%      4.07%      4.10%      4.06%      4.21%
   Efficiency ratio                                 66.5%      63.6%      69.3%      59.0%      64.0%
   Ratio of loans to deposits                       99.5%      98.9%      98.1%      96.0%      98.5%
ASSET QUALITY
   Net charge offs                              $  1,973   $    689   $    919   $  1,211   $    464
   Non-accrual loans                              13,986     15,716     13,253     13,695      7,467
   Non-performing loans                           16,717     17,528     16,235     15,150      8,999
   Non-performing assets                          20,270     20,263     18,626     17,415     10,937
   Nonperforming loans/total loans                  2.45%      2.65%      2.48%      2.35%      1.39%
   Allowance for loan loss/total loans              2.10%      1.96%      1.84%      1.91%      1.19%
   Allowance/nonperforming loans                    85.8%      74.2%      74.2%      81.2%      85.7%
MARKET DATA
   Book value per share                         $  14.40   $  14.54   $  14.56   $  14.33   $  14.71
   Market value per share
      High                                         14.98      20.00      22.00      22.00      22.50
      Low                                           9.20      14.00      17.55      17.00      20.20
      Period-end                                   10.00      15.00      18.00      17.00      20.75
   Period-end shares outstanding                   5,052      5,052      5,085      5,092      5,133
   Average shares outstanding                      5,053      5,110      5,145      5,108      5,180
CAPITAL AND STOCK PERFORMANCE
   Tier 1 Leverage Ratio                             8.7%       8.8%       8.8%       8.7%       9.4%
   Total capital to risk-weighted assets            11.4%      11.6%      11.7%      11.8%      12.1%
   Dividends per share                          $   0.20   $   0.20   $   0.20   $   0.20   $   0.20
   Dividend payout ratio                           256.4%      60.6%      53.9%     137.9%      44.8%
   Price/earnings ratio (TTM)                       15.8x      15.0x      16.3x      16.1x      12.9x
   Period-end market price/book value               69.4%     103.2%     123.6%     118.6%     141.0%


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